                                   EXHIBIT 4.3

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                       COMMON STOCK

   NUMBER                                                             AMOUNT
 VX   0178                         [VENUS LOGO]

                             VENUS EXPLORATION, INC.

                                                               SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                             CUSIP 923333 10 8
                                    SPECIMEN


THIS CERTIFIES THAT






IS THE OWNER OF



            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                        OF THE PAR VALUE OF $.01 EACH OF

                             VENUS EXPLORATION, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                  Secretary                                           President




COUNTERSIGNED:
AMERICAN STOCK TRANSFER AND TRUST
COMPANY
                         (NEW YORK, N.Y.)
                  By:       TRANSFER AGENT
                               AND REGISTRAR


                  AUTHORIZED OFFICER




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         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common                UNIF GIFT MIN ACT     --
TEN ENT   --  as tenants by the entireties                                     Custodian
 JT TEN   --  as joint tenants with right of      -----------------------------         ------------------------
              survivorship and not as tenants                (Cust.)                              (Minor)
              in common                           and Uniform Gifts to Minors Act
                                                  --------------------------------------------------------------
                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
                    --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------



-------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      shares
----------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                 Attorney to
                                  ---------------------------------
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -----------------------------




                  -----------------------------------------------------------
        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.